SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          Form 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 19,1999

  __________________ZEON Corporation_________________________________________
            (Exact name of registrant as specified in its charter)

__________Colorado______________33-6859-D_________________84-0827610_________
(State or other jurisdiction   (Commission              (IRS Employer
   of incorporation)           File Number)              Identification No.)


_______________1500 Cherry Street, Louisville, CO 80027______________________
        (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code__(303) 666-9400___________


_____________________________________________________________________________
            (Former name or former address, if changed since last report.)


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Item 4. Changes in Registrant's Certifying Accountant

     i. Hein + Associates has been engaged as the registrant's certifying accountants on August 19, 1999 to perform the registrant's audit services. Prior to engaging the new accountants, the registrant did not consult with such accountants regarding the matters set forth in Item 304
          (a)(2) of regulation S-K.


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                         Signatures


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              _________ZEON Corporation_____________
                                       (Registrant)

 Date _____August 25, 1999__  ____________/s/T. Bryan Alu___________
                              T.Bryan Alu
                              Chairman of the Board,Director,
                              Chief Executive Officer and President


                              ____________/s/ Ruel G.Routt___________
                              Ruel G. Routt
                              Corporate Controller